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                                                             Exhibit 99.B(a)(30)

                               ING INVESTORS TRUST

             AMENDMENT #30 TO THE AMENDED AND RESTATED AGREEMENT AND
                              DECLARATION OF TRUST

                             EFFECTIVE: MAY 1, 2006

         The undersigned being a majority of the trustees of ING Investors Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VI, Section 6.2 and Article XI, Section 11.4 of the Trust's Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to establish additional separate Series designated as ING FMR(SM) Equity Income Portfolio and ING Pioneer Equity Income Portfolio of the Trust as follows:

          "The Series that have been established and designated as of the date first above written are as follows:

                   ING AllianceBernstein Mid Cap Growth Portfolio ING American Funds Growth Portfolio
                   ING American Funds Growth-Income Portfolio
                   ING American Funds International Portfolio
                   ING Capital Guardian Small/Mid Cap Portfolio
                   ING Capital Guardian U.S. Equities Portfolio
                   ING Eagle Asset Capital Appreciation Portfolio ING EquitiesPlus Portfolio
                   ING Evergreen Health Sciences Portfolio
                   ING Evergreen Omega Portfolio
                   ING FMR(SM) Diversified Mid Cap Portfolio
                   ING FMR(SM) Earnings Growth Portfolio
                   ING FMR(SM) Equity Income Portfolio
                   ING FMR(SM) Small Cap Equity Portfolio
                   ING Franklin Income Portfolio
                   ING Global Real Estate Portfolio
                   ING Global Resources Portfolio
                   ING Goldman Sachs Tollkeeper(SM) Portfolio
                   ING International Portfolio
                   ING Janus Contrarian Portfolio
                   ING JPMorgan Emerging Markets Equity Portfolio ING JPMorgan Small Cap Equity Portfolio
                   ING JPMorgan Value Opportunities Portfolio
                   ING Julius Baer Foreign Portfolio
                   ING Legg Mason Value Portfolio
                   ING LifeStyle Aggressive Growth Portfolio
                   ING LifeStyle Growth Portfolio
                   ING LifeStyle Moderate Growth Portfolio

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                   ING LifeStyle Moderate Portfolio
                   ING Limited Maturity Bond Portfolio
                   ING Liquid Assets Portfolio
                   ING Lord Abbett Affiliated Portfolio
                   ING MarketPro Portfolio
                   ING MarketStyle Growth Portfolio
                   ING MarketStyle Moderate Portfolio
                   ING MarketStyle Moderate Growth Portfolio
                   ING Marsico Growth Portfolio
                   ING Marsico International Opportunities Portfolio ING Mercury Large Cap Growth Portfolio
                   ING Mercury Large Cap Value Portfolio
                   ING MFS Mid Cap Growth Portfolio
                   ING MFS Total Return Portfolio
                   ING MFS Utilities Portfolio
                   ING Oppenheimer Main Street Portfolio(R)
                   ING PIMCO Core Bond Portfolio
                   ING PIMCO High Yield Portfolio
                   ING Pioneer Equity Income Portfolio
                   ING Pioneer Fund Portfolio
                   ING Pioneer Mid Cap Value Portfolio
                   ING Quantitative Small Cap Value Portfolio
                   ING Salomon Brothers All Cap Portfolio
                   ING Stock Index Portfolio
                   ING T. Rowe Price Capital Appreciation Portfolio ING T. Rowe Price Equity Income Portfolio
                   ING Templeton Global Growth Portfolio
                   ING UBS U.S. Allocation Portfolio
                   ING Van Kampen Equity Growth Portfolio
                   ING Van Kampen Global Franchise Portfolio
                   ING Van Kampen Growth and Income Portfolio
                   ING Van Kampen Real Estate Portfolio
                   ING VP Index Plus International Equity Portfolio ING Wells Fargo Mid Cap Disciplined Portfolio
                   ING Wells Fargo Small Cap Disciplined Portfolio"

       The foregoing shall be effective upon the date first written above.

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/s/ John V. Boyer                         /s/ Jock Patton
--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee


/s/ Patricia W. Chadwick                  /s/ Sheryl K. Pressler
--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee


/s/ J. Michael Earley                     /s/ David W. C. Putnam
--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein                 /s/ John G. Turner
--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee


/s/ Patrick Kenny                         /s/ Roger B. Vincent
--------------------------------------    --------------------------------------
Patrick Kenny, as Trustee                 Roger B. Vincent, as Trustee


/s/ Walter H. May                         /s/ Richard W. Wedemeyer
--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Richard A. Wedemeyer, as Trustee


/s/ Thomas J. McInerney
----------------------------------------
Thomas J. McInerney, as Trustee